UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2011

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 31, 2011, the Company issued a press release containing its sales results for the four weeks ended August 28, 2011. A copy of the press release is included in Item 9.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 31, 2011, the Company announced Jim Sinegal’s intention to step down as Chief Executive Officer, effective January 1, 2012. The Board of Directors has elected Craig Jelinek, currently President and Chief Operating Officer, as President and Chief Executive Officer effective January 1, 2012. Mr. Sinegal will remain with the Company through January 2013, serving in an advisory and transition role. Mr. Sinegal will remain a member of the Board of Directors and stand for re-election at the annual meeting in January 2012.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is included in this report:

99.1. Press release dated August 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 1, 2011.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti,
Executive Vice President and Chief Financial Officer

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